CNA Financial Corporation
Supplemental Financial Information

September 30, 2014

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheets Data and Statements of Cash Flows Data...............................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
CNA Specialty...	5
CNA Commercial...	6
Hardy...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Statutory Data - Combined Continental Casualty Companies - Preliminary......................................................................................................................	17
Definitions and Presentation..............................................................................................................................................................................................	18

Statements of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2014	2013	Change	2014	2013	Change
Revenues:
Net earned premiums	$1,810	$1,825	(1)%	$5,427	$5,389	1%
Net investment income	480	555	(14)	1,556	1,680	(7)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(10)	(15)		(17)	(49)
Portion of OTTI recognized in Other comprehensive income (loss)	—	(1)		—	(1)
Net OTTI losses recognized in earnings	(10)	(16)		(17)	(50)
Other net realized investment gains (losses)	47	17		86	60
Net realized investment gains (losses)	37	1		69	10
Other revenues	84	77		262	284
Total revenues	2,411	2,458	(2)	7,314	7,363	(1)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,354	1,378		4,241	4,259
Amortization of deferred acquisition costs	332	341		996	1,004
Other operating expenses	384	326		984	985
Interest	48	42		138	125
Total claims, benefits and expenses	2,118	2,087	(1)	6,359	6,373	—
Income (loss) from continuing operations before income tax	293	371	(21)	955	990	(4)
Income tax (expense) benefit	(84)	(100)		(265)	(288)
Income (loss) from continuing operations	209	271	(23)	690	702	(2)
Income (loss) from discontinued operations, net of tax	4	1		(197)	14
Net income (loss)	$213	$272	(22)%	$493	$716	(31)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2014	2013	2014	2013
Components of Income (Loss)
Net operating income	$182	$271	$644	$695
Net realized investment gains	27	—	46	7
Income from continuing operations	209	271	690	702
Income (loss) from discontinued operations	4	1	(197)	14
Net income	$213	$272	$493	$716

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$0.68	$1.00	$2.38	$2.57
Net realized investment gains (losses)	0.09	—	0.17	0.03
Income (loss) from continuing operations	0.77	1.00	2.55	2.60
Income (loss) from discontinued operations	0.02	0.01	(0.73)	0.05
Diluted earnings (loss) per share	$0.79	$1.01	$1.82	$2.65

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	269.9	269.7	269.9	269.6
Diluted	270.6	270.2	270.6	270.1

Return on Equity
Net income (loss) (1)	6.5%	9.0%	5.1%	7.8%
Net operating income (loss) (2)	6.0	9.1	7.0	7.9
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2014	December 31, 2013
Total assets	$55,731	$57,194
Insurance reserves	36,095	38,394
Debt	3,108	2,560
Total liabilities	42,697	44,543
Accumulated other comprehensive income (loss) (1)	773	442
Total stockholders' equity	13,034	12,651

Book value per common share	$48.28	$46.91
Book value per common share excluding AOCI	$45.42	$45.26

Outstanding shares of common stock (in millions of shares)	269.9	269.7

Three months ended September 30	2014	2013
Net cash flows provided (used) by operating activities	$460	$352
Net cash flows provided (used) by investing activities	(353)	(218)
Net cash flows provided (used) by financing activities	(68)	(73)
Net cash flows provided (used) by operating, investing and financing activities	$39	$61

Nine months ended September 30	2014	2013
Net cash flows provided (used) by operating activities	$1,047	$921
Net cash flows provided (used) by investing activities	(1,087)	(689)
Net cash flows provided (used) by financing activities	95	(200)
Net cash flows provided (used) by operating, investing and financing activities	$55	$32
(1) At September 30, 2014 and December 31, 2013, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $972 million and $532 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$2,320	$2,278	2%		$7,224	$7,054	2%
Net written premiums	1,560	1,619	(4)		4,981	5,115	(3)
Net earned premiums	1,671	1,686	(1)		5,011	4,972	1
Net investment income	298	379			1,018	1,163
Other revenues	86	78			246	276
Total operating revenues	2,055	2,143	(4)		6,275	6,411	(2)
Insurance claims and policyholders' benefits	1,053	1,031			3,332	3,270
Amortization of deferred acquisition costs	325	334			974	983
Other insurance related expenses	227	219			686	669
Other expenses	83	67			236	205
Total claims, benefits and expenses	1,688	1,651	(2)		5,228	5,127	(2)
Operating income (loss) before income tax	367	492	(25)		1,047	1,284	(18)
Income tax (expense) benefit on operating income (loss)	(126)	(162)			(351)	(439)
Net operating income (loss)	$241	$330	(27)%		$696	$845	(18)%

Loss & LAE	62.8%	60.9%	(1.9)	pts	66.3%	65.6%	(0.7)	pts
Acquisition expense	19.5	19.7	0.2		19.4	19.5	0.1
Underwriting expense	13.6	13.2	(0.4)		13.8	13.7	(0.1)
Expense	33.1	32.9	(0.2)		33.2	33.2	—
Dividend	0.2	0.2	—		0.2	0.2	—
Combined ratio	96.1	94.0	(2.1)		99.7	99.0	(0.7)
Combined ratio excluding catastrophes and development	96.2%	95.9%	(0.3)	pts	96.6%	98.1%	1.5	pts

Pretax net accident year catastrophe losses incurred	$17	$42			$147	$146
Impact on loss & LAE ratio	1.0%	2.5%	1.5	pts	3.0%	3.0%	—	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(19)	$(71)			$(4)	$(110)
Impact on loss & LAE ratio	(1.1)%	(4.4)%	(3.3)	pts	0.1%	(2.1)%	(2.2)	pts

Rate	3%	6%	(3)	pts	3%	7%	(4)	pts
Retention	78%	78%	—	pts	78%	79%	(1)	pts
New Business (CNA Specialty and CNA Commercial only)	$224	$266	(16)%		$723	$858	(16)%

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$1,472	$1,368	8%		$4,347	$3,980	9%
Net written premiums	766	778	(2)		2,304	2,337	(1)
Net earned premiums	775	768	1		2,286	2,237	2
Net investment income	133	159			445	480
Other revenues	76	67			218	190
Total operating revenues	984	994	(1)		2,949	2,907	1
Insurance claims and policyholders' benefits	400	430			1,308	1,349
Amortization of deferred acquisition costs	159	161			470	467
Other insurance related expenses	73	64			219	200
Other expenses	65	58			191	172
Total claims, benefits and expenses	697	713	2		2,188	2,188	—
Operating income (loss) before income tax	287	281	2		761	719	6
Income tax (expense) benefit on operating income (loss)	(95)	(94)			(253)	(244)
Net operating income (loss)	$192	$187	3%		$508	$475	7%

Loss & LAE	51.4%	55.6%	4.2	pts	57.1%	60.1%	3.0	pts
Acquisition expense	19.7	19.8	0.1		19.7	19.6	(0.1)
Underwriting expense	10.2	9.6	(0.6)		10.4	10.2	(0.2)
Expense	29.9	29.4	(0.5)		30.1	29.8	(0.3)
Dividend	0.3	0.3	—		0.2	0.2	—
Combined ratio	81.6	85.3	3.7		87.4	90.1	2.7
Combined ratio excluding catastrophes and development	91.8%	93.5%	1.7	pts	92.9%	95.5%	2.6	pts

Pretax net accident year catastrophe losses incurred	$5	$13			$21	$20
Impact on loss & LAE ratio	0.6%	1.7%	1.1	pts	0.9%	0.9%	—	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(85)	$(77)			$(151)	$(146)
Impact on loss & LAE ratio	(10.8)%	(9.9)%	0.9	pts	(6.4)%	(6.3)%	0.1	pts

Rate	3%	6%	(3)	pts	3%	6%	(3)	pts
Retention	84%	85%	(1)	pts	85%	85%	—	pts
New Business	$94	$105	(10)%		$276	$304	(9)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$750	$805	(7)%		$2,515	$2,715	(7)%
Net written premiums	709	760	(7)		2,387	2,504	(5)
Net earned premiums	808	832	(3)		2,447	2,509	(2)
Net investment income	163	219			569	680
Other revenues	11	10			29	85
Total operating revenues	982	1,061	(7)		3,045	3,274	(7)
Insurance claims and policyholders' benefits	596	566			1,877	1,814
Amortization of deferred acquisition costs	139	148			423	450
Other insurance related expenses	139	141			416	426
Other expenses	12	7			31	18
Total claims, benefits and expenses	886	862	(3)		2,747	2,708	(1)
Operating income (loss) before income tax	96	199	(52)		298	566	(47)
Income tax (expense) benefit on operating income (loss)	(32)	(68)			(97)	(198)
Net operating income (loss)	$64	$131	(51)%		$201	$368	(45)%

Loss & LAE	73.4%	67.9%	(5.5)	pts	76.4%	72.1%	(4.3)	pts
Acquisition expense	18.0	18.9	0.9		17.9	18.7	0.8
Underwriting expense	16.7	15.9	(0.8)		16.5	16.2	(0.3)
Expense	34.7	34.8	0.1		34.4	34.9	0.5
Dividend	0.2	0.3	0.1		0.2	0.2	—
Combined ratio	108.3	103.0	(5.3)		111.0	107.2	(3.8)
Combined ratio excluding catastrophes and development	98.9%	99.3%	0.4	pts	99.8%	101.4%	1.6	pts

Pretax net accident year catastrophe losses incurred	$15	$24			$122	$121
Impact on loss & LAE ratio	1.9%	2.9%	1.0	pts	5.0%	4.8%	(0.2)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$60	$9			$144	$22
Impact on loss & LAE ratio	7.5%	0.8%	(6.7)	pts	6.2%	1.0%	(5.2)	pts

Rate	4%	8%	(4)	pts	5%	9%	(4)	pts
Retention	74%	72%	2	pts	73%	75%	(2)	pts
New Business	$130	$161	(19)%		$447	$554	(19)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Hardy - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$98	$105	(7)%		$362	$359	1%
Net written premiums	85	81	5		290	274	6
Net earned premiums	88	86	2		278	226	23
Net investment income	2	1			4	3
Other revenues	(1)	1			(1)	1
Total operating revenues	89	88	1		281	230	22
Insurance claims and policyholders' benefits	57	35			147	107
Amortization of deferred acquisition costs	27	25			81	66
Other insurance related expenses	15	14			51	43
Other expenses	6	2			14	15
Total claims, benefits and expenses	105	76	(38)		293	231	(27)
Operating income (loss) before income tax	(16)	12	N/M		(12)	(1)	N/M
Income tax (expense) benefit on operating income (loss)	1	—			(1)	3
Net operating income (loss)	$(15)	$12	N/M	%	$(13)	$2	N/M	%

Loss & LAE	65.7%	40.5%	(25.2)	pts	53.1%	47.3%	(5.8)	pts
Acquisition expense	30.9	27.4	(3.5)		29.7	27.9	(1.8)
Underwriting expense	16.3	17.2	0.9		17.7	20.2	2.5
Expense	47.2	44.6	(2.6)		47.4	48.1	0.7
Dividend	—	—	—		—	—	—
Combined ratio	112.9	85.1	(27.8)		100.5	95.4	(5.1)
Combined ratio excluding catastrophes and development	112.2%	84.6%	(27.6)	pts	99.1%	89.1%	(10.0)	pts

Pretax net accident year catastrophe losses incurred	$(3)	$5			$4	$5
Impact on loss & LAE ratio	(3.4)%	5.4%	8.8	pts	1.4%	2.0%	0.6	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$6	$(3)			$3	$14
Impact on loss & LAE ratio	4.1%	(4.9)%	(9.0)	pts	—%	4.3%	4.3	pts

Rate	(6)%	(4)%	(2)	pts	(6)%	(1)%	(5)	pts
Retention	67%	76%	(9)	pts	73%	72%	1	pts

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Life & Group Non-Core - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2014	2013	Change	2014	2013	Change
Net earned premiums	$139	$140	(1)%	$417	$419	—%
Net investment income	177	167	6	521	492	6
Other revenues	(3)	(4)		10	1
Total operating revenues	313	303	3	948	912	4
Insurance claims and policyholders' benefits	319	343		929	983
Amortization of deferred acquisition costs	7	7		22	21
Other insurance related expenses	33	33		96	97
Other expenses	36	—		34	7
Total claims, benefits and expenses	395	383	(3)	1,081	1,108	2
Operating income (loss) before income tax	(82)	(80)	(3)	(133)	(196)	32
Income tax (expense) benefit on operating income (loss)	40	47		98	116
Net operating income (loss)	$(42)	$(33)	(27)%	$(35)	$(80)	56%

Corporate & Other Non-Core - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2014	2013	Change	2014	2013	Change
Net earned premiums	$—	$(1)		$(1)	$(2)
Net investment income	5	9		17	25
Other revenues	1	3		6	7
Total operating revenues	6	11	(45)%	22	30	(27)%
Insurance claims and policyholders' benefits	(18)	4		(20)	6
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	—	—		(1)	(1)
Other expenses	53	49		71	133
Total claims, benefits and expenses	35	53	34	50	138	64
Operating income (loss) before income tax	(29)	(42)	31	(28)	(108)	74
Income tax (expense) benefit on operating income (loss)	12	16		11	38
Net operating income (loss)	$(17)	$(26)	35%	$(17)	$(70)	76%

Investment Summary - Consolidated

	September 30, 2014		June 30, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$19,154	$1,664	$19,119	$1,822	$20,898	$1,510
States, municipalities and political subdivisions:
Tax-exempt	9,587	835	9,411	707	8,432	41
Taxable	2,882	407	2,926	401	3,125	235
Total states, municipalities and political subdivisions	12,469	1,242	12,337	1,108	11,557	276
Asset-backed:
RMBS	5,146	174	5,070	188	4,971	31
CMBS	2,158	79	2,099	100	2,063	68
Other ABS	1,230	8	1,185	13	955	10
Total asset-backed	8,534	261	8,354	301	7,989	109
U.S. Treasury and obligations of government-sponsored enterprises	30	5	66	5	144	5
Foreign government	471	15	550	17	543	12
Redeemable preferred stock	42	3	42	3	102	10
Total fixed maturity securities	40,700	3,190	40,468	3,256	41,233	1,922
Equities	211	14	194	19	185	6
Limited partnership investments	2,931	—	2,831	—	2,720	—
Other invested assets	44	—	45	—	54	—
Mortgage loans	556	—	518	—	508	—
Short term investments	1,878	—	2,024	—	1,407	(1)
Total investments	$46,320	$3,204	$46,080	$3,275	$46,107	$1,927

Net receivable/(payable) on investment activity	$(31)		$(145)		$135

Effective portfolio duration (in years)	6.5		6.6		6.9
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	September 30, 2014		June 30, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,738	$582	$13,682	$707	$13,590	$509
States, municipalities and political subdivisions:
Tax-exempt	2,574	123	2,769	120	3,176	36
Taxable	1,484	158	1,634	177	1,570	89
Total states, municipalities and political subdivisions	4,058	281	4,403	297	4,746	125
Asset-backed:
RMBS	5,080	168	4,984	182	4,641	22
CMBS	2,006	70	1,962	89	1,793	54
Other ABS	1,137	8	1,089	12	853	9
Total asset-backed	8,223	246	8,035	283	7,287	85
U.S. Treasury and obligations of government-sponsored enterprises	7	(1)	43	(1)	121	(1)
Foreign government	466	14	545	16	538	11
Redeemable preferred stock	13	1	13	1	5	—
Total fixed maturity securities	26,505	1,123	26,721	1,303	26,287	729
Equities	87	11	81	16	61	9
Limited partnership investments	2,931	—	2,831	—	2,720	—
Other invested assets	44	—	45	—	54	—
Mortgage loans	510	—	499	—	489	—
Short term investments	1,805	—	1,934	—	1,339	(1)
Total investments	$31,882	$1,134	$32,111	$1,319	$30,950	$737

Net receivable/(payable) on investment activity	$(24)		$(134)		$140

Effective portfolio duration (in years)	4.1		4.2		4.4
Weighted average rating of fixed maturity securities	A		A		A

Investment Summary - Life & Group Non-Core

	September 30, 2014		June 30, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,416	$1,082	$5,437	$1,115	$7,308	$1,001
States, municipalities and political subdivisions:
Tax-exempt	7,013	712	6,642	587	5,256	5
Taxable	1,398	249	1,292	224	1,555	146
Total states, municipalities and political subdivisions	8,411	961	7,934	811	6,811	151
Asset-backed:
RMBS	66	6	86	6	330	9
CMBS	152	9	137	11	270	14
Other ABS	93	—	96	1	102	1
Total asset-backed	311	15	319	18	702	24
U.S. Treasury and obligations of government-sponsored enterprises	23	6	23	6	23	6
Foreign government	5	1	5	1	5	1
Redeemable preferred stock	29	2	29	2	97	10
Total fixed maturity securities	14,195	2,067	13,747	1,953	14,946	1,193
Equities	124	3	113	3	124	(3)
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	46	—	19	—	19	—
Short term investments	73	—	90	—	68	—
Total investments	$14,438	$2,070	$13,969	$1,956	$15,157	$1,190

Net receivable/(payable) on investment activity	$(7)		$(11)		$(5)

Effective portfolio duration (in years)	11.1		11.4		11.3
Weighted average rating of fixed maturity securities	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2014	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$230	$8	$1,264	$78	$5,909	$653	$10,085	$864	$1,666	$61	$19,154	$1,664
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,102	105	5,206	516	3,061	253	181	(41)	37	2	9,587	835
Taxable	—	—	392	44	2,060	288	430	75	—	—	—	—	2,882	407
Total states, municipalities and political subdivisions	—	—	1,494	149	7,266	804	3,491	328	181	(41)	37	2	12,469	1,242
Asset-backed:
RMBS	3,679	102	131	1	87	—	174	1	90	2	985	68	5,146	174
CMBS	76	1	547	17	464	20	393	14	487	17	191	10	2,158	79
Other ABS	—	—	327	3	166	2	604	2	133	1	—	—	1,230	8
Total asset-backed	3,755	103	1,005	21	717	22	1,171	17	710	20	1,176	78	8,534	261
U.S. Treasury and obligations of government-sponsored enterprises	30	5	—	—	—	—	—	—	—	—	—	—	30	5
Foreign government	—	—	161	6	161	4	149	5	—	—	—	—	471	15
Redeemable preferred stock	—	—	—	—	—	—	—	—	18	2	24	1	42	3
Total fixed maturity securities	$3,785	$108	$2,890	$184	$9,408	$908	$10,720	$1,003	$10,994	$845	$2,903	$142	$40,700	$3,190

Percentage of total fixed maturity securities	9%		7%		24%		26%		27%		7%		100%
The ratings presented are based on a ratings methodology that takes into account ratings from Standard & Poor's and Moody's Investors Services, Inc. in that order of preference. If a security is not rated by these rating agencies, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

Components of Net Investment Income

	Consolidated
Periods ended September 30	Three Months		Nine Months
(In millions)	2014	2013	2014	2013
Taxable fixed maturities	$352	$378	$1,054	$1,149
Tax-exempt fixed maturities	101	83	302	223
Total fixed maturity securities	453	461	1,356	1,372
Limited partnership investments	29	93	199	303
Other, net of investment expense	(2)	1	1	5
Pretax net investment income	$480	$555	$1,556	$1,680

After-tax fixed maturity securities	$327	$324	$976	$958
After-tax net investment income	$346	$386	$1,108	$1,159

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.8%	5.0%	4.9%	5.0%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.5%	3.5%	3.5%	3.5%

	Property & Casualty and Corporate & Other Non-Core
Periods ended September 30	Three Months		Nine Months
(In millions)	2014	2013	2014	2013
Taxable fixed maturities	$252	$267	$748	$812
Tax-exempt fixed maturities	23	27	84	67
Total fixed maturity securities	275	294	832	879
Limited partnership investments	29	93	199	302
Other, net of investment expense	(1)	1	4	7
Pretax net investment income	$303	$388	$1,035	$1,188

After-tax fixed maturity securities	$188	$199	$570	$591
After-tax net investment income	$207	$261	$702	$793

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.3%	4.6%	4.4%	4.6%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.0%	3.1%	3.0%	3.1%

	Life & Group Non-Core
Periods ended September 30	Three Months		Nine Months
(In millions)	2014	2013	2014	2013
Taxable fixed maturities	$100	$111	$306	$337
Tax-exempt fixed maturities	78	56	218	156
Total fixed maturity securities	178	167	524	493
Limited partnership investments	—	—	—	1
Other, net of investment expense	(1)	—	(3)	(2)
Pretax net investment income	$177	$167	$521	$492

After-tax fixed maturity securities	$139	$125	$406	$367
After-tax net investment income	$139	$125	$406	$366

Effective income yield for the fixed maturity securities portfolio, pretax (1)	5.9%	6.0%	5.9%	6.0%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	4.6%	4.5%	4.6%	4.5%
(1) Annualized yields based on the average amortized cost of the fixed maturity securities portfolio.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2014	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
(In millions)
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,939	$10,537	$386	$17,862	$3,092	$3,042	$23,996
Ceded	656	988	129	1,773	368	2,708	4,849
Net	6,283	9,549	257	16,089	2,724	334	19,147

Net incurred claim & claim adjustment expenses	398	596	57	1,051	199	—	1,250
Net claim & claim adjustment expense payments	(408)	(605)	(56)	(1,069)	(179)	(6)	(1,254)
Foreign currency translation adjustment and other	(38)	(27)	(7)	(72)	5	—	(67)

Claim & claim adjustment expense reserves, end of period
Net	6,235	9,513	251	15,999	2,749	328	19,076
Ceded	626	643	129	1,398	364	2,637	4,399
Gross	$6,861	$10,156	$380	$17,397	$3,113	$2,965	$23,475

Nine months ended September 30, 2014	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
(In millions)
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,689	$10,649	$386	$17,724	$3,058	$3,307	$24,089
Ceded	523	1,022	152	1,697	435	2,840	4,972
Net	6,166	9,627	234	16,027	2,623	467	19,117

Net incurred claim & claim adjustment expenses	1,304	1,872	160	3,336	595	3	3,934
Net claim & claim adjustment expense payments	(1,200)	(1,964)	(139)	(3,303)	(505)	(142)	(3,950)
Foreign currency translation adjustment and other	(35)	(22)	(4)	(61)	36	—	(25)

Claim & claim adjustment expense reserves, end of period
Net	6,235	9,513	251	15,999	2,749	328	19,076
Ceded	626	643	129	1,398	364	2,637	4,399
Gross	$6,861	$10,156	$380	$17,397	$3,113	$2,965	$23,475

Life & Group Non-Core Policyholder Reserves

September 30, 2014	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business	Total
(In millions)
Long term care	$1,994	$7,663	$—	$—	$9,657
Structured settlement annuities	593	185	—	—	778
Institutional markets	—	—	—	—	—
Other	28	1	—	—	29
Total	2,615	7,849	—	—	10,464
Shadow adjustments (1)	134	1,041	—	—	1,175
Ceded reserves	364	—	—	—	364
Total gross reserves	$3,113	$8,890	$—	$—	$12,003

December 31, 2013	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business	Total
(In millions)
Long term care	$1,889	$7,329	$—	$—	$9,218
Annuities, including structured settlements	613	1,990	—	—	2,603
Institutional markets	1	9	57	181	248
Other	37	4	—	—	41
Total	2,540	9,332	57	181	12,110
Shadow adjustments (1)	83	406	—	—	489
Ceded reserves	435	733	35	—	1,203
Total gross reserves	$3,058	$10,471	$92	$181	$13,802
(1) To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments). The Shadow adjustments presented above do not include $320 million and $342 million related to Deferred acquisition costs at September 30, 2014 and December 31, 2013.

Statutory Data - Combined Continental Casualty Companies - Preliminary

Periods ended September 30	Three Months			Nine Months
Income Statements	(Preliminary)			(Preliminary)
(In millions)	2014	2013	Change	2014	2013	Change

Gross written premiums	$2,184	$2,148	2%	$6,695	$6,557	2%
Net written premiums	1,446	1,518	(5)	4,543	4,713	(4)

Net earned premiums	1,397	1,421	(2)	4,205	4,210	—
Claim and claim adjustment expenses	1,201	1,212		3,631	3,655
Acquisition expenses	253	270		787	825
Underwriting expenses	208	208		616	625
Policyholders' dividends	3	2		5	6
Underwriting income (loss)	(268)	(271)	1	(834)	(901)	7
Net investment income	435	434		1,533	1,329
Other income (loss)	9	3		72	88
Income tax (expense) benefit	(40)	(18)		(55)	(33)
Net realized gains (losses)	112	(61)		104	(96)
Net income (loss)	$248	$87	185%	$820	$387	112%

Financial Ratios
Loss and LAE	86.0%	85.3%		86.3%	86.8%
Acquisition expense	17.5	17.8		17.3	17.5
Underwriting expense	14.4	13.7		13.6	13.3
Expense	31.9	31.5		30.9	30.8
Dividend	0.2	0.1		0.1	0.1
Combined ratio	118.1%	116.9%		117.3%	117.7%

Supplemental Statutory Data
(In billions)	(Preliminary)
	September 30, 2014	December 31, 2013
Statutory surplus	$11.4	$11.1

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations include CNA Specialty, CNA Commercial and Hardy.

•
The Life & Group Non-Core segment primarily includes the results of our individual and group long term care business, as well as closed blocks of structured settlement liabilities, group accident and health reinsurance and life settlement contracts. These businesses are being managed as a run-off operation. Our group long term care business, while considered non-core, continues to accept new employees in existing groups.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
On August 1, 2014, the Company closed the previously announced sale of the common stock of CAC. In connection with the sale, the Company recorded an after-tax loss on disposition of $211 million, which is reflected in Income (loss) from discontinued operations.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the 2013 Form 10-K for further discussion of this measure.

•
In the evaluation of the results of CNA Specialty, CNA Commercial and Hardy, management utilizes the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 17 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in the fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful